UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 1008

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NVCN CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	0-13187	13-3074570
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1800 Wooddale Drive, Suite 208, Woodbury, Minnesota 55125

 (Address of Principal Executive Office) (Zip Code)

(651) 452-1606

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant's Certifying Accountant.

On March 14, 2008, the firm Gruber & Company, LLC, of Lake Saint Louis, Missouri, was engaged as the principal accountant to audit the Registrant’s financial statements for the fiscal years of the Registrant ending on May 31 of 2001 through 2007, and George Brenner, C.P.A., the independent accountant who was previously engaged as the principal accountant to audit the Registrant’s financial statements, resigned.

The decision to change independent accountants was approved by the Audit Committee and the Board of Directors of the Registrant on March 14, 2008.

The Registrant’s previous principal accountant, George Brenner, C.P.A., who was engaged by the Registrant on July 8, 2004 (as reported on Form 8-K by the Registrant on July 12, 2004), did not issue any opinions on the Registrant’s financial statements for the fiscal years ended May 31 of 2001 through 2007, nor were there any disagreements with George Brenner, C.P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of George Brenner, C.P.A., would have caused him to make reference thereto in any reports on the Registrant’s financial statements for such years he might have issued.

During the fiscal years ended May 31 of 2001 through 2007, and through March 14, 2008, there were no “reportable events” with respect to the Registrant as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

During the fiscal years ended May 31 of 2001 through 2007, and through March 14, 2008, the Registrant did not consult with George Brenner, C.P.A. with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Registrant provided a copy of the foregoing disclosures to George Brenner, C.P.A. prior to the date of filing this report and requested that he provide it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-k.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

16.1

Letter of George Brenner, C.P.A., dated March 17, 2008 regarding change in certifying accountant of NVCN Corporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2008		NVCN CORPORATION

	By:	/s/ Gary Borglund
Gary Borglund
Chief Executive Officer

EXHIBIT INDEX

Number

Description

16.1

Letter of George Brenner, C.P.A., Dated March 17, 2008, Regarding Change in Certifying Accountant of NVCN CORPORATION